UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 12, 2007
Cinemark Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33401 (Commission File Number)	20-5490327 (IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 1, 2007, our Board of Directors approved and recommended to the stockholders an amendment to the Cinemark Holdings, Inc. 2006 Long Term Incentive Plan (the “2006 Plan”). On October 15, 2007, a majority of the stockholders approved the First Amendment to the 2006 Plan (the “First Amendment”) and an Information Statement was filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2007. The Information Statement was mailed to all stockholders on October 22, 2007 to inform the stockholders that we have obtained the written consent of the requisite holders of common stock to amend the 2006 Plan and to serve as notice to the stockholders in accordance with Section 228(e) of the Delaware General Corporation Law. The First Amendment to the 2006 Plan became effective November 12, 2007.
The First Amendment amends the 2006 Plan by providing for the ability to exercise an option on a cashless basis, by decreasing the number of shares deliverable upon the exercise of such option by an amount equal to the number of shares having an aggregate fair market value equal to the aggregate exercise price of such option. The foregoing does not constitute a complete summary of the First Amendment to the 2006 Plan and is qualified in its entirety by reference to the complete text of the First Amendment attached as Exhibit 10.1 to this Current Report on Form 8K.

Item 2.02	Results of Operations and Financial Condition.
On November 12, 2007, we announced our financial results for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.
On November 12, 2007, we held a conference call at 5:00 p.m. Eastern time (4:00 p.m. Central time) on our results of operations for the quarter ended September 30, 2007. The transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.
On November 12, 2007, we announced our financial results for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
On November 12, 2007, we held a conference call at 5:00 p.m. Eastern time (4:00 p.m. Central time) on our results of operations for the quarter ended September 30, 2007. The transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
On November 12, 2007, our board of directors declared a cash dividend in the amount of $0.18 per share of common stock, payable on December 18, 2007 to the holders of common stock of record on December 3, 2007. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	First Amendment to the Cinemark Holdings, Inc. 2006 Long Term Incentive Plan.
99.1	Earnings Press Release dated November 12, 2007.
99.2	Transcript of the conference call held on November 12, 2007.
99.3	Dividend Press Release dated November 12, 2007.
The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President — General Counsel

Date: November 15, 2007

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